Securities and Exchange Commission

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 14, 2002

PERFICIENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15169	74-2853258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7600B North Capital of Texas Highway, Suite 340, Austin, TX	78731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 531-6000

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.  REGULATION FD DISCLOSURE.

                On August 14, 2002, Perficient, Inc. (the “Company”) submitted to the Securities and Exchange Commission the certification of the Company’s report on Form 10-QSB for the quarter ended June 30, 2002 by its chief executive officer and chief financial officer as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFICIENT, INC.

Date: August 14, 2002	By:	/s/ John T. McDonald
John T. McDonald
Chief Executive Officer